Exhibit 10.1



                            AMENDMENT NUMBER THREE
                        TO LOAN AND SECURITY AGREEMENT


         This AMENDMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of November 30, 2004, by the lenders identified on the signature pages hereof (the "Lenders"), WELLS FARGO FOOTHILL, INC., a California corporation ("Agent"; and together with the Lenders, the "Lender Group"), as the arranger and administrative agent for the Lenders, and POSTER FINANCIAL GROUP, INC., a Nevada corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries together with Parent are referred to hereinafter each individually as a "Borrower" and individually and collectively, jointly and severally, as the "Borrowers"), with reference to the following:

         WHEREAS, Borrowers and the Lender Group are parties to that certain Loan and Security Agreement, dated as of January 23, 2004, as amended by that certain Amendment Number One to Loan and Security Agreement, dated as of May 17, 2004, as further amended by that certain Amendment Number Two to Loan and Security Agreement, dated as of August 31, 2004 (as further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement");

         WHEREAS, Borrowers have requested that the Lender Group amend the Loan Agreement as set forth herein; and

         WHEREAS, subject to the terms and conditions set forth herein, the Lender Group is willing to make the amendments requested by Borrowers.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

         2. Amendments to Loan Agreement.

         (a) Section 1.1 of the Loan Agreement is hereby amended by amending and restating the following defined terms in their entirety as follows:

                  "Base Rate Margin" means 3 percentage points; provided that, the Base Rate Margin shall mean 3.50 percentage points to the extent outstanding Advances are greater than $15,000,000.

                  "Change of Control" means that (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d) of the Exchange Act), other than Permitted Holders, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 30%, or more, of the Stock of PB Gaming having the right to vote for the election of members of the Board of Directors,
         (b) Timothy Poster and Thomas Breitling cease to own, directly or indirectly, and control a majority of the outstanding Stock of PB Gaming, (c) PB Gaming ceases to own, directly or indirectly, and control 100% of Parent, (d) a majority of the members of the Board of Directors do not constitute Continuing Directors, or (e) any Borrower or any Guarantor ceases to own, directly or indirectly, and control 100% of the outstanding Stock of each of its Subsidiaries extant as of the Closing Date, provided that the failure of Parent to own, directly or indirectly, and control 100% of the outstanding Stock of GNL shall not constitute a "Change of Control" hereunder.

                  "Fixed Charge Coverage Ratio" means, as of any date of determination, with respect to Parent and its Subsidiaries, the ratio of (i) TTM EBITDA minus Capital Expenditures made (to the extent not already incurred in a prior period) or incurred during the most recently completed 12 month period (but excluding Capital Expenditures made or incurred by GNL during such period), to (ii) Fixed Charges for the most recently completed 12 month period.

                  "LIBOR Rate Margin" means 4 percentage points; provided that, the LIBOR Rate Margin shall mean 4.50 percentage points to the extent outstanding Advances are greater than $15,000,000.

                  "Maximum Revolver Amount" means $25,000,000.

                  "GNL Stock Purchase Agreement" means that certain stock purchase agreement dated as of November 8, 2004 by and between Poster Financial Group, Inc. and Barrick Gaming Corporation, which sets forth the terms and conditions of the sale of GNL.

                  "TTM EBITDA" means, as of any date of determination, EBITDA of Parent and its Subsidiaries for the most recently completed 12 month period (but excluding EBITDA of GNL for such period; it being understood that, except for such exclusion, EBITDA of Parent and its Subsidiaries shall continue to be calculated in a manner that is consistent with past practices).

         (b) Section 7.18(a) of the Loan Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

                  "(a) Fail to maintain or achieve:

                  (i) Minimum TTM EBITDA. TTM EBITDA, measured on a quarter-end basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

      ----------------------- --------------------------------------------
       Applicable Amount                   Applicable Period
      ----------------------- --------------------------------------------

          $23,000,000               For the 12 month period ending
                                           December 31, 2004
      ----------------------- --------------------------------------------
          $23, 000,000              For the 12 month period ending
                                            March 31, 2005
      ---------------------- --------------------------------------------
          $23,000,000               For the 12 month period ending
                                             June 30, 2005
      ----------------------- --------------------------------------------
          $25,000,000               For the 12 month period ending
                                          September 30, 2005
      ----------------------- --------------------------------------------
          $28,000,000               For the 12 month period ending
                                           December 31, 2005
      ----------------------- --------------------------------------------
          $28,000,000               For the 12 month period ending
                                March 31, 2006 and each 12 month period
                                 ending each fiscal quarter thereafter
      ----------------------- --------------------------------------------


                  (ii) Fixed Charge Coverage Ratio. A Fixed Charge Coverage Ratio, measured on a quarter-end basis, of greater than the required amount set forth in the following table for the applicable period set forth opposite thereto:


         ----------------------- --------------------------------------------
           Applicable Ratio                   Applicable Period
         ----------------------- --------------------------------------------
              0.52:1.00                For the 12 month period ending
                                              December 31, 2004
         ----------------------- --------------------------------------------
              0.75:1.00                For the 12 month period ending
                                               March 31, 2005
         ----------------------- --------------------------------------------
              0.80:1.00                For the 12 month period ending
                                                June 30, 2005
         ----------------------- --------------------------------------------
              0.80:1.00                For the 12 month period ending
                                             September 30, 2005
         ----------------------- --------------------------------------------
              1.00:1.00                For the 12 month period ending
                                              December 31, 2005
         ----------------------- --------------------------------------------
              1.00:1.00                For the 12 month period ending
                                   March 31, 2006 and each 12 month period
                                    ending each fiscal quarter thereafter
         ----------------------- --------------------------------------------

                  (iii) Maximum Senior Debt to EBITDA Ratio. A Senior Debt to EBITDA Ratio, measured on a quarter-end basis of less than the required amount set forth in the following table for the applicable period set forth opposite thereto:

      -------------------------- --------------------------------------------
           Applicable Ratio                   Applicable Period
      -------------------------- --------------------------------------------

              7.40:1.00                For the 12 month period ending
                                              December 31, 2004
      -------------------------- --------------------------------------------
              8.00:1.00                For the 12 month period ending
                                               March 31, 2005
      -------------------------- --------------------------------------------
              8.40:1.00                For the 12 month period ending
                                                June 30, 2005
      -------------------------- --------------------------------------------
              6.70:1.00                For the 12 month period ending
                                             September 30, 2005
      -------------------------- --------------------------------------------
              6.60:1.00                For the 12 month period ending
                                              December 31, 2005
      -------------------------- --------------------------------------------
              6.50:1.00                For the 12 month period ending
                                               March 31, 2006
      -------------------------- --------------------------------------------
              6.30:1.00                For the 12 month period ending
                                                June 30, 2006
      -------------------------- --------------------------------------------
              6.20:1.00                For the 12 month period ending
                                             September 30, 2006
      -------------------------- --------------------------------------------
              6.00:1.00                For the 12 month period ending
                                              December 31, 2006
      -------------------------- --------------------------------------------
              5.90:1.00                For the 12 month period ending
                                               March 31, 2007
      -------------------------- --------------------------------------------
              5.80:1.00                For the 12 month period ending
                                                June 30, 2007
      -------------------------- --------------------------------------------
              5.60:1.00                For the 12 month period ending
                                             September 30, 2007
      -------------------------- --------------------------------------------
              5.50:1:00                For the 12 month period ending
                                 December 31, 2007 and each 12 month period
                                      ending each fiscal quarter thereafter
      -------------------------- --------------------------------------------


         If (a) the sale of the Stock of GNL pursuant to the GNL Stock Purchase Agreement and as permitted hereunder is not consummated on or before June 30, 2005 or (b) the GNL Stock Purchase Agreement is terminated or repudiated on or before June 30, 2005 for any reason (including the failure to obtain any necessary regulatory or governmental approvals), the covenants set forth in this Section 7.18(a) and related definitions shall be adjusted at such time to reflect the re-inclusion of GNL as a Subsidiary of Parent in the Permitted Discretion of Agent using a methodology that is consistent with the methodology used in the initial setting of such covenants."

         (c) Section 7.18(b)(ii) of the Loan Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

         "(ii) provided, however, that from and after November 1, 2004, GNL shall not make Capital Expenditures in excess of $500,000; and provided further, that the maximum Capital Expenditures amount for any fiscal year shall be increased by an amount equal to the lesser of (y) $2,500,000, and (z) 50% of the portion, if any, of the maximum Capital Expenditures amount set forth above for the previous fiscal year that was not actually utilized for Capital Expenditures during such fiscal year."

         (d) Schedule C-1 to the Loan Agreement is hereby amended and restated in its entirety as set forth on Annex 1 hereto.

         (e) Schedule 4 to Exhibit C-1 to the Loan Agreement is hereby amended and restated in its entirety as set forth on Annex 2 hereto.

         3. Conditions Precedent to Amendment. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

         (a) Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect.

         (b) Agent shall have received a reaffirmation and consent substantially in the form attached hereto as Exhibit A, duly executed and delivered by each Guarantor.

         (c) Agent shall have received, for the benefit of the Lenders in accordance with their Pro Rata Shares, a non-refundable amendment fee of $50,000, which fee shall be fully earned and paid in full in cash in immediately available funds on or before the date hereof (Agent hereby is expressly authorized by Borrowers to (i) charge such amount due and owing to Borrowers' Loan Account, and (ii) designate such amounts as an Advance under the Loan Agreement).

         (d) Agent shall have received that certain Amendment to Fee Letter dated of even date herewith by and between Agent, on the one hand, and the Borrowers, on the other hand (the "Amendment to Fee Letter"), and the Amendment to Fee Letter shall have been duly executed by the parties thereto, and the same shall be in full force and effect.

         (e) The representations and warranties herein and in the Loan Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

         (f) No Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein.

         (g) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force and effect by any Governmental Authority against any Borrower, any Guarantor, Agent, or any Lender.

         4. Release. To the extent permitted by applicable law, each Borrower and each Guarantor hereby waives, releases, remises and forever discharges each member of the Lender Group, each of their respective Affiliates, and each of their respective officers, directors, employees, and agents (collectively, the "Released Parties"), from any and all claims, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, known or unknown, past or present, liquidated or unliquidated, suspected or unsuspected, which any Borrower or any Guarantor ever had, now has or might hereafter have against any such Released Party which relates, directly or indirectly, to the Loan Agreement or any other Loan Document, or to any acts or omissions of any such Release with respect to the Loan Agreement or any other Loan Document, or to the lender-borrower relationship evidenced by the Loan Documents. As to each and every claim released hereunder, each Borrower and each Guarantor hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, each Borrower specifically waives, to the extent permitted by applicable law, the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:

         "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

         As to each and every claim released hereunder, each Borrower and each Guarantor also waives the benefit of each other similar provision of applicable federal or state law, if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.

         5. Representation and Warranty. Each Borrower represents and warrants to the Lender Group that the execution, delivery, and performance of this Amendment and of the Loan Agreement, as amended hereby, are within its powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation applicable to it, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its Governing Documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected.

         6. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of California.

         7. Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.

         8. Effect on Loan Documents.

         (a) The Loan Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Agent or any Lender under the Loan Agreement or any other Loan Document. The waivers, consents and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Documents and shall not operate as a consent to any further or other matter under the Loan Documents.

         (b) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

         (c) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

         (d) This Amendment is a Loan Document.

         9. Entire Agreement. This Amendment embodies the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous agreements or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

                           [signature page follows]

         IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.


                                           POSTER FINANCIAL GROUP,
                                           a Nevada corporation


                                           By /s/ Dawn Prendes
                                             --------------------------------
                                           Title: Sr. Vice President & CFO



                                           GNL, CORP.,
                                           a Nevada corporation

                                           By /s/ Dawn Prendes
                                             --------------------------------
                                           Title: Sr. Vice President & CFO



                                           GNLV, CORP.,
                                           a Nevada corporation

                                           By /s/ Dawn Prendes
                                             --------------------------------
                                           Title: Sr. Vice President & CFO



   [SIGNATURE PAGE TO AMENDMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT]

                                           WELLS FARGO FOOTHILL, INC.,
                                           a California corporation, as Agent
                                           and as a Lender


                                           By /s/ Daniel Morihiro
                                             ---------------------------------
                                           Title: Vice President


                                           FOOTHILL INCOME TRUST II, L.P.,
                                           as Lender

                                             By   FIT II GP, LLC,
                                                  its General Partner

                                                  By: /s/ Michael Bohannon
                                                     ------------------------
                                                  Title: Managing Member



   [SIGNATURE PAGE TO AMENDMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT]

                                    Annex 1



                                 Schedule C-1
                                  Commitments



================================================================================
                       Revolver        Term Loan A     Term Loan B      Total
   Lender             Commitment       Commitment      Commitment     Commitment
================================================================================

Wells Fargo          $25,000,000      $12,500,000                    $37,500,000
Foothill, Inc.
--------------------------------------------------------------------------------
Foothill Income                                       $7,500,000      $7,500,000
Trust II, L.P.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
All Lenders          $25,000,000      $12,500,000     $7,500,000     $45,000,000
================================================================================

                                    Annex 2



                                  SCHEDULE 4

                              Financial Covenants


1.   Minimum TTM EBITDA.

         Borrowers' TTM EBITDA, measured on a quarter-end basis, for the quarter period ending _________, ________ is $______________, which amount
[is/is not] greater than or equal to the amount set forth in Section 7.18(a)(i) of the Loan Agreement for the corresponding period.

2.   Fixed Charge Coverage Ratio.

         Borrowers' Fixed Charge Coverage Ratio, measured on a quarter-end basis, for the quarter period ending _________, ________ is ___:1.0, which [is/is not] greater than or equal to the amount set forth in Section 7.18(a)(ii) of the Loan Agreement for the corresponding period.

3.   Maximum Senior Debt to EBITDA Ratio.

         Borrowers' Senior Debt to EBITDA Ratio measured on a quarter-end basis, for the quarter period ending ________,_____ is ____:1.0, which [is/is not] greater than or equal to the amount set forth in Section 7.18(a)(iii) of the Loan Agreement for the corresponding period.

4.   Maximum Capital Expenditures.

         (a) The aggregate amount of capital expenditures made in the current fiscal year is $________________.

         (b) The aggregate amount set forth above [is/is not] less than or equal to the amount set forth in Section 7.18(b) of the Loan Agreement for the corresponding period.

         (c) The aggregate amount of capital expenditures made by GNL after November 1, 2004 is $________________.

         (d) The aggregate amount set forth in item (c) above [is/is not] less than or equal to $500,000.

                                   Exhibit A

                           REAFFIRMATION AND CONSENT

                         Dated as of November 29, 2004

         Reference is hereby made to that certain Amendment Number Three to Loan and Security Agreement, dated as of the date hereof (the "Amendment"), among the lenders signatory thereto (the "Lenders"), Wells Fargo Foothill, Inc., as arranger and administrative agent for the Lenders ("Agent") and Poster Financial Group, Inc. ("Poster"), GNL, Corp. ("GNL") and GNLV, Corp. ("GNLV" and together with Poster and GNL, the "Borrowers"). Capitalized terms used herein shall have the meanings ascribed to them in that certain Loan and Security Agreement, dated as of January 23, 2004, as amended by that certain Amendment Number One to Loan and Security Agreement, dated as of May 17, 2004, as further amended by that certain Amendment Number Two to Loan and Security Agreement, dated as of August 31, 2004 (as further amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), among Borrowers, Agent, and the Lenders. The undersigned hereby (a) represents and warrants that the execution and delivery of this Reaffirmation and Consent is within its powers, has been duly authorized by all necessary limited liability company action and is not in contravention of any law, rule, or regulation applicable to it, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its Governing Documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, (b) consents to the amendment of the Loan Agreement set forth in the Amendment and any waivers granted therein; (c) acknowledges and reaffirms all obligations owing by it to the Lender Group under any Loan Document to which it is a party; (d) agrees that each Loan Document to which it is a party is and shall remain in full force and effect, and (e) ratifies and confirms its consent to any previous waivers granted with respect to the Loan Agreement. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, the undersigned understands that the Lender Group shall have no obligation to inform the undersigned of such matters in the future or to seek the undersigned's acknowledgement or agreement to future amendments, waivers or modifications and nothing herein shall create such a duty.

         IN WITNESS WHEREOF, the undersigned has executed this Reaffirmation and Consent as of the date first set forth above.


                                            GOLDEN NUGGET EXPERIENCE, LLC,
                                            a Nevada limited liability company

                                            By /s/ Dawn Prendes
                                              --------------------------------
                                            Title: Sr. Vice President & CFO